Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated October 8, 2014
to Prospectuses dated May 1, 2014 for

PruLife® Custom Premier II Variable Universal Life Contracts

Loans

Under the section “Loans,” the 12th paragraph is hereby deleted and replaced as follows:

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due on your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

The Funds

On or about November 24, 2014, the AST Federated Aggressive Growth Portfolio’s subadvisers will change from Federated Equity Management Company of Pennsylvania / Federal Global Investment Management Corp. to Wellington Management Company, LLP and RS Investment Management Co., LLC.  At that time the portfolio’s name will change to AST Small-Cap Growth Opportunities Portfolio and all references to AST Federated Aggressive Growth Portfolio are deleted and replaced with AST Small-Cap Growth Opportunities Portfolio.

On or about November 24, 2014, one of the subadvisers for the PSF SP International Value Portfolio will change.  Thornburg Investment Management, Inc. will be replaced by Lazard Asset management LLC.  LSV Asset Management will continue to serve as a subadviser for the Portfolio after the subadviser change.

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